Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER FURNISHED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
18 U.S.C. SECTION 1350
In connection with the Quarterly Report of the Federal Home Loan Bank of New York (the “Company”) on Form 10-Q for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick A. Morgan, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 13, 2006	/s/ Patrick A. Morgan
Patrick A. Morgan
Senior Vice President and Chief Financial Officer

79